Mobile Offshore Rig Fleet
(# Rigs)
Manufacturing Capacity
Yearly Avg Machines
Number Ratio
2006 First Quarter average machinists per machine was 1.17
2006 First Quarter revenue was $98.2mm
88
151
1.73
0
50
100
150
200
250
300
350
400
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
2.00
193
246
1.27
1997 1998 1999 2000 2001 2002 2003 2004 2005
6/1/06
Yearly Avg Machinists
Exhibit 99.1
Yearly Avg Machinists per Machine